Exhibit 99.2

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 3 months ending June 30, 2018 and 2017

	2nd Quarter
(in thousands, except per share data)	2018	2017	Change
Revenues
Oil, natural gas liquids and natural gas sales	$371,567	$218,723	$152,844
Gain (loss) on derivative instruments, net	(31,919)	38,101	(70,020)

Total revenues	339,648	256,824	82,824

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	57,958	43,909	14,049
Production and ad valorem taxes	24,733	13,218	11,515
Depreciation, depletion and amortization	134,011	121,549	12,462
Asset impairment	73	29	44
Exploration	1,059	1,998	(939)
General and administrative (including stock-based compensation of $4,618 and $3,191 for the three months ended June 30, 2018 and 2017, respectively)	21,933	19,908	2,025
Accretion of discount on asset retirement obligations	1,567	1,443	124
(Gain) loss on sale of assets and other, net	(113)	172	(285)

Total operating costs and expenses	241,221	202,226	38,995

Operating Income	98,427	54,598	43,829

Other Income (Expense)
Interest expense	(10,803)	(9,202)	(1,601)
Other income	465	218	247

Total other expense	(10,338)	(8,984)	(1,354)

Income Before Income Taxes	88,089	45,614	42,475
Income tax expense	19,815	16,133	3,682

Net Income	$68,274	$29,481	$38,793

Diluted Earnings Per Average Common Share	$0.70	$0.30	$0.40

Basic Earnings Per Average Common Share	$0.70	$0.30	$0.40

Diluted Average Common Shares Outstanding	98,080	97,693	387

Basic Average Common Shares Outstanding	97,433	97,189	244

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 6 months ending June 30, 2018 and 2017

	Year-to-date
(in thousands, except per share data)	2018	2017	Change
Revenues
Oil, natural gas liquids and natural gas sales	$729,433	$395,098	$334,335
Gain (loss) on derivative instruments, net	(33,614)	102,647	(136,261)

Total revenues	695,819	497,745	198,074

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	110,593	85,197	25,396
Production and ad valorem taxes	47,301	26,038	21,263
Depreciation, depletion and amortization	258,221	221,201	37,020
Asset impairment	250	1,489	(1,239)
Exploration	2,457	5,634	(3,177)
General and administrative (including stock-based compensation of $8,763 and $6,388 for the six months ended June 30, 2018 and 2017, respectively)	44,190	40,424	3,766
Accretion of discount on asset retirement obligations	3,100	2,857	243
Gain on sale of assets and other, net	(33,836)	(1,003)	(32,833)

Total operating costs and expenses	432,276	381,837	50,439

Operating Income	263,543	115,908	147,635

Other Income (Expense)
Interest expense	(21,051)	(18,225)	(2,826)
Other income	692	775	(83)

Total other expense	(20,359)	(17,450)	(2,909)

Income Before Income Taxes	243,184	98,458	144,726
Income tax expense	55,995	35,574	20,421

Net Income	$187,189	$62,884	$124,305

Diluted Earnings Per Average Common Share	$1.91	$0.64	$1.27

Basic Earnings Per Average Common Share	$1.92	$0.65	$1.27

Diluted Average Common Shares Outstanding	97,942	97,648	294

Basic Average Common Shares Outstanding	97,377	97,165	212

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2018 and December 31, 2017

(in thousands)	June 30, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$1,188	$439
Accounts receivable, net	166,467	158,787
Inventories, net	29,255	13,177
Derivative instruments	35,377	—
Income tax receivable	6,904	6,905
Prepayments and other	6,086	12,085

Total current assets	245,277	191,393

Property, Plant and Equipment
Oil and natural gas properties, net	5,089,320	4,718,939
Other property and equipment, net	43,896	44,581

Total property, plant and equipment, net	5,133,216	4,763,520

Other postretirement assets	2,609	2,646
Noncurrent derivative instruments	258	—
Noncurrent income tax receivable, net	70,716	70,716
Other assets	9,936	5,620

TOTAL ASSETS	$5,462,012	$5,033,895

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$74,568	$75,167
Accrued taxes	12,287	2,631
Accrued wages and benefits	11,428	26,170
Accrued capital costs	165,873	74,909
Revenue and royalty payable	68,154	54,072
Derivative instruments	80,996	71,379
Other	18,708	17,916

Total current liabilities	432,014	322,244

Long-term debt	829,068	782,861
Asset retirement obligations	92,588	88,378
Noncurrent derivative instruments	31,035	8,886
Deferred income taxes	442,225	387,807
Other long-term liabilities	6,223	5,262

Total liabilities	1,833,153	1,595,438

Total Shareholders’ Equity	3,628,859	3,438,457

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,462,012	$5,033,895

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2018 and 2017

	2nd Quarter
(in thousands, except sales price and per unit data)	2018	2017	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$316,082	$182,701	$133,381
Natural gas liquids	42,051	18,634	23,417
Natural gas	13,434	17,388	(3,954)

Total	$371,567	$218,723	$152,844

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$6,182	$31,067	$(24,885)
Natural gas liquids	(14,583)	4,530	(19,113)
Natural gas	(1,459)	1,737	(3,196)

Total	$(9,860)	$37,334	$(47,194)

Closed gains (losses) on derivative instruments
Oil	$(17,013)	$152	$(17,165)
Natural gas liquids	(6,249)	(80)	(6,169)
Natural gas	1,203	695	508

Total	$(22,059)	$767	$(22,826)

Total revenues	$339,648	$256,824	$82,824

Production volumes
Oil (MBbl)	5,164	4,102	1,062
Natural gas liquids (MMgal)	77.9	51.6	26.3
Natural gas (MMcf)	11,058	7,596	3,462

Total production volumes (MBOE)	8,862	6,596	2,266

Average daily production volumes
Oil (MBbl/d)	56.7	45.1	11.6
Natural gas liquids (MMgal/d)	0.9	0.6	0.3
Natural gas (MMcf/d)	121.5	83.5	38.0

Total average daily production volumes (MBOE/d)	97.4	72.5	24.9

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$57.91	$44.58	$13.33
Natural gas liquids (per gallon)	$0.46	$0.36	$0.10
Natural gas (per Mcf)	$1.32	$2.38	$(1.06)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$61.21	$44.54	$16.67
Natural gas liquids (per gallon)	$0.54	$0.36	$0.18
Natural gas (per Mcf)	$1.21	$2.29	$(1.08)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.54	$6.66	$(0.12)
Production and ad valorem taxes	$2.79	$2.00	$0.79
Depreciation, depletion and amortization	$15.12	$18.43	$(3.31)
Exploration expense	$0.12	$0.30	$(0.18)
General and administrative	$2.47	$3.02	$(0.55)
Capital expenditures (including acquisitions)	$334,389	$336,111	$(1,722)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2018 and 2017

	Year-to-date
(in thousands, except sales price and per unit data)	2018	2017	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$620,077	$329,371	$290,706
Natural gas liquids	76,184	34,268	41,916
Natural gas	33,172	31,459	1,713

Total	$729,433	$395,098	$334,335

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$17,384	$89,125	$(71,741)
Natural gas liquids	(8,817)	11,617	(20,434)
Natural gas	253	8,961	(8,708)

Total	$8,820	$109,703	$(100,883)

Closed gains (losses) on derivative instruments
Oil	$(33,680)	$(5,858)	$(27,822)
Natural gas liquids	(10,230)	(1,545)	(8,685)
Natural gas	1,476	347	1,129

Total	$(42,434)	$(7,056)	$(35,378)

Total revenues	$695,819	$497,745	$198,074

Production volumes
Oil (MBbl)	10,148	7,098	3,050
Natural gas liquids (MMgal)	146.7	85.3	61.4
Natural gas (MMcf)	21,480	13,326	8,154

Total production volumes (MBOE)	17,220	11,350	5,870

Average daily production volumes
Oil (MBbl/d)	56.1	39.2	16.9
Natural gas liquids (MMgal/d)	0.8	0.5	0.3
Natural gas (MMcf/d)	118.7	73.6	45.1

Total average daily production volumes (MBOE/d)	95.1	62.7	32.4

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$57.78	$45.58	$12.20
Natural gas liquids (per gallon)	$0.45	$0.38	$0.07
Natural gas (per Mcf)	$1.61	$2.39	$(0.78)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$61.10	$46.40	$14.70
Natural gas liquids (per gallon)	$0.52	$0.40	$0.12
Natural gas (per Mcf)	$1.54	$2.36	$(0.82)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.42	$7.51	$(1.09)
Production and ad valorem taxes	$2.75	$2.29	$0.46
Depreciation, depletion and amortization	$15.00	$19.49	$(4.49)
Exploration expense	$0.14	$0.50	$(0.36)
General and administrative	$2.57	$3.56	$(0.99)
Capital expenditures (including acquisitions)	$594,922	$720,246	$(125,324)